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                                                                   Exhibit 10(k)




                              SUCCESSION AGREEMENT

          This Agreement is entered into as of June 7, 1996 by and between General Motors Corporation, a Delaware corporation ("GM"), and Electronic Data Systems Corporation, a Delaware corporation ("EDS"). Capitalized terms used and not otherwise defined herein shall have the meanings set forth in the Registration Rights Agreement, dated as of March 12, 1995 (the "Registration Agreement") by and between GM and United States Trust Company of New York, as trustee (the "Trustee") of a trust established under the General Motors Hourly-Rate Employees Pension Plan (the "Pension Plan"), for the account of and on behalf of the Pension Plan.

          WHEREAS, GM is currently the issuer of the securities referred to as the "Registrable Securities" and "Class E Common Stock" in the Registration Agreement and generally has the rights and the obligations of Issuer under the Registration Agreement;

          WHEREAS, in connection with the Split-Off of GM from EDS (the "Split-Off"), each outstanding share of Class E Common Stock shall be converted into one share of common stock, $.01 par value per share, of EDS (the "EDS Common Stock"); and

          WHEREAS, the Registration Agreement contemplates that in the event of a transaction such as the Split-Off, EDS shall generally succeed to the rights and obligations of Issuer under the Registration Agreement;

          NOW, THEREFORE, in consideration of the foregoing and the mutual agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, GM and EDS hereby agree as follows:

1.  Succession.
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          (a) Effective as of the consummation of the Split-Off, all rights, obligations and restrictions with respect to shares of Class E Common Stock (including Registrable Securities) set forth in the Registration Agreement shall apply to the EDS Common Stock.

          (b) Effective as of the consummation of the Split-Off, EDS shall be bound by the Registration Agreement and shall succeed to all rights, restrictions and obligations of Issuer set forth in the Registration Agreement, all references to Issuer therein shall thereafter be deemed to be references to EDS, and GM shall be released from all obligations under the Registration Agreement.

          (c) Notwithstanding subsections (a) and (b) above, (i) all rights and obligations in Sections 1(a) through 1(e) of the Registration Agreement shall remain rights and obligations of GM and (ii) GM shall not be released from any obligations under Section 10 of the Registration Agreement with respect to any registration of securities issued by GM.
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          2.  Cooperation.  GM and EDS shall take such further action, and
              -----------
execute such additional documents, as may be reasonably requested by either party in order to carry out the purposes of this Agreement.

          3.  Counterparts.  This Agreement may be executed in counterparts, and
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shall be deemed to have been duly executed and delivered by all parties when each party has executed a counterpart hereof and delivered an original or facsimile copy thereof to the other party. Each such counterpart hereof shall be deemed to be an original, and all of such counterparts together shall constitute one and the same instrument.


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          IN WITNESS WHEREOF, the parties hereto, being duly authorized, have executed and delivered this Succession Agreement on the date first above written.

                                  GENERAL MOTORS CORPORATION



                                  By:      /s/ Leon J. Krain
                                     ---------------------------
                                  Name:  Leon J. Krain
                                  Title:  Vice President

                                  ELECTRONIC DATA SYSTEMS
                                  CORPORATION



                                  By:      /s/ Joseph M. Grant
                                     ---------------------------
                                  Name:  Joseph M. Grant
                                  Title:  Senior Vice President

          This Succession Agreement (including, without limitation, the release of GM from obligations under the Registration Agreement as set forth herein (except as provided in Section 1(c) above)) is acknowledged and agreed to as of this 7th day of June, 1996

GENERAL MOTORS HOURLY-RATE
EMPLOYEES PENSION PLAN

By:  UNITED STATES TRUST COMPANY
     OF NEW YORK, as Trustee of the General
     Motors Hourly Employees Pension Trust



By:        /s/ Norman Goldberg
   -------------------------------
    Norman Goldberg
    Authorized Agent


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